Exhibit 10.12

LOCK-UP AND INVESTMENT REPRESENTATION LETTER

Ampio Pharmaceuticals, Inc.

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

DMI BioSciences, Inc.

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

Ladies and Gentlemen:

In connection with the proposed acquisition (the “Acquisition”) of DMI BioSciences, Inc. (“DMI”) by Ampio Pharmaceuticals, Inc. (“Ampio”), and in consideration of DMI, Ampio and Ampio Acquisition, Inc., a subsidiary of Ampio, entering into the Agreement and Plan of Merger (the “Merger Agreement”) dated on or about September 1, 2010, the receipt and sufficiency of such consideration being hereby acknowledged and accepted, and in order to induce DMI and Ampio each to execute the Merger Agreement, the undersigned, a DMI shareholder, warrant holder or option holder who will receive Ampio common stock (the “Merger Stock”) in exchange for his, her or its DMI common stock, warrants or options, as the case may be, hereby agrees with DMI and Ampio as follows:

1. The undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of Merger Stock owned by the undersigned or securities convertible into or exercisable or exchangeable for Merger Stock owned beneficially by the undersigned, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Merger Stock , or publicly announce an intention to effect any such transaction, during the period commencing on the Closing Date specified in the Merger Agreement and expiring on June 15, 2011; provided, however, that this Lock-Up and Investment Letter will not prohibit the undersigned from making (a) bona fide gifts of Merger Stock to family members or family trusts or (b) any transfer of Merger Stock for estate planning purposes to persons immediately related to such transferor by blood, marriage or adoption, or any trust solely for the benefit of such transferor and/or the persons described in the preceding clause, provided further, however, that with respect to each of the transfers described in clauses (a) or (b) of this sentence, prior to such transfer, the transferee, or the trustee or legal guardian on behalf of any transferee, agrees in writing to be bound by the terms of this Lock-Up and Investment Letter. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

2. The undersigned also agrees and consents to the entry of stop transfer instructions with Ampio’s transfer agent and registrar against the transfer of the undersigned’s Merger Stock, except in compliance with this Lock-Up and Investment Letter. In furtherance of the foregoing, Ampio and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up and Investment Letter.

3. The undersigned understands that Ampio will proceed with the Acquisition of DMI in reliance on this Lock-Up and Investment Letter. Furthermore, the undersigned understands that independent of Ampio’s reliance hereon, the underwriters of a proposed public offering to be undertaken by Ampio following the Acquisition (the “Public Offering”) will proceed with the Public Offering in reliance on this Lock-up Agreement. Moreover, the undersigned understands and agrees that Ampio and DMI are relying upon the accuracy, completeness, and truth of the undersigned’s representations, warranties, agreements, and certifications contained in this Lock-Up and Investment Letter, in determining the undersigned’s suitability as a shareholder in Ampio and in establishing compliance with federal and state securities laws. The undersigned understands that any incomplete, inaccurate, or untruthful response, or the breach of the undersigned’s representations, warranties, agreements, or certifications may result in the undersigned, Ampio or DMI, or all of the foregoing, being in violation of federal or state securities laws, and any person, including DMI or Ampio, who suffers damage as a result may have a claim against the undersigned for damages.

4. The undersigned represents that the undersigned is the sole party in interest as to the Merger Stock, is acquiring the Merger Stock for investment for the undersigned’s own account, and not on behalf of any other person. The undersigned is acquiring the Merger Stock for investment purposes and not for resale or distribution and the undersigned has no present agreement, understanding, arrangement, or intent to sub-divide, sell, assign, transfer or otherwise dispose of the Merger Stock to any other person.

5. The undersigned has been given the opportunity to ask questions of and to receive answers from persons acting on behalf of DMI concerning the terms and conditions of the Merger transaction and also has been given the opportunity to obtain any additional information which DMI possesses or can acquire without unreasonable effort or expense. As a result, the undersigned is cognizant of the development stage nature of Ampio, its lack of prior revenue-generating operations, and the high risk of an investment in the Merger Stock. DMI has furnished the undersigned with any information requested in writing by the undersigned concerning DMI and Ampio.

6. The undersigned’s present financial condition is such that the undersigned has no need for liquidity of this investment and has adequate means of providing for the undersigned’s current needs and possible personal contingencies; accordingly, it is highly unlikely that it would be necessary for the undersigned to dispose of the Merger Stock being purchased hereby in the foreseeable future.

7. The undersigned represents that an investment in the Merger Stock is a suitable investment for the undersigned, taking into consideration the amount of the investment represented by his or her Merger Stock to be received, the financial resources of the undersigned and the restrictions on transferability affecting the Merger Stock. In particular, the undersigned represents that the investment in the Merger Stock does not exceed 20% of the undersigned’s net worth excluding his principal residence, furnishings and personal automobiles.

8. The undersigned represents and warrants that he or she has prior investment experience, including investment in non-listed and non-registered securities, that the undersigned has sufficient knowledge and experience in business and financial matters to evaluate, and has evaluated, the merits and risks of this investment, and that the undersigned recognizes the highly speculative nature of this investment.

9. The undersigned acknowledges that the receipt of the Merger Stock may involve tax consequences, and that the contents of hereof do not contain or constitute tax advice or information. The undersigned acknowledges that he or she must retain his or her own professional advisors to evaluate the tax and other consequences of an investment in the Merger Stock and that DMI and Ampio have no responsibility therefor.

10. The undersigned acknowledges that the offering of Merger Stock has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) or any state agency because the issuance of the Merger Stock is intended to be a nonpublic offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and the exemptive provisions of Regulation D, promulgated under the Act.

11. The undersigned understands and agrees that there are substantial restrictions on the transferability of the Merger Stock as a result of the lock-up provisions of paragraph 1 above and as follows:

(a) The Merger Stock has not been registered under the Act or any state or foreign securities laws and are restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Act and under applicable state statutes;

(b) The undersigned will not sell or transfer the Merger Stock unless it is registered under the Act and any applicable state securities laws or unless an exemption from such registration requirements is available, the availability of which must be established to the satisfaction of Ampio; and

(c) The undersigned must bear the economic risks of an investment in the Merger Stock for an indefinite period of time because the Merger Stock has not been registered under the Act or any state securities laws.

12. The undersigned recognizes that Ampio will require additional financing in the future. Such financing may be through a follow-on public offering of Ampio’s securities, although no assurance is given that any follow-on public offering will be successfully completed. The undersigned acknowledges that Ampio’s Common Stock currently has an extremely limited market that is highly volatile.

14. The undersigned is over 21 years of age (or if an association, then each of the undersigned members are over such age).

15. If the undersigned is a partnership, joint venture, corporation or trust, the undersigned warrants and represents that (i) it is or was not organized or re-organized for the specific purpose of acquiring the Merger Stock, and (ii) the individual executing this Investment Letter has the power and authority to execute and deliver this Investment Letter. The undersigned will provide documentation supporting this representation if so requested by DMI or Ampio.

16. The undersigned understands that DMI and Ampio will keep confidential all of the information provided by the undersigned or on the undersigned’s behalf except to the extent that Ampio is required to release such information to, or file such information with, governmental and regulatory authorities.

17. The undersigned’s investment is either separate property or is community property over which the signatory(ies) hereto has the right of control.

18. The Merger Stock is being offered without registration under the Act and state securities laws in reliance on certain exemptions from the registration provisions of such Act and laws. The undersigned acknowledges the availability of certain of these exemptions may depend, in part, on whether the undersigned is an “accredited investor.” The following information will be used to determine whether the undersigned is an accredited investor. Please indicate whether the undersigned meets any of the criteria listed below.

i. A bank, savings and loan association, insurance company, certain registered investment companies or Small business Investment Company licensed by the U.S. Small Business Administration.

Yes  ☐    No   ☐ If Yes, type of entity

ii. Certain 501(c)(3) tax-exempt organizations, corporations, business trusts or partnerships, not formed for the specific purpose of acquiring the Merger Stock, with total assets in excess of $5,000,000.

Yes  ☐    No  ☐ If Yes, type of entity

iii. A director, executive officer or affiliate of DMI or Ampio.

Yes  ☐    No   ☐

iv. Any natural person whose individual net worth or joint net worth with that person’s spouse exceeds $1,000,000 (exclusive of the value of the undersigned’s primary residence) as of the date of this Lock-Up and Investment Letter.

Yes  ☐    No  ☐

v. Any natural person who had an individual income in excess of $200,000 or joint income with that person’s spouse in excess of $300,000 in each of the two most recent years and who reasonably expects an income of at least that much in the current year.

Yes  ☐    No   ☐

vi. Any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Merger Stock, whose purchase is being directed by someone that DMI or Ampio reasonably believes has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Merger Stock.

Yes  ☐    No  ☐

vii. Any entity in which all of the equity owners are accredited investors.

Yes  ☐    No   ☐

IN WITNESS WHEREOF, the undersigned has completed this Lock-up and Investment Letter to evidence the undersigned’s receipt of shares and investment in the Merger Stock in connection with the Merger, which is expected to be effective on or before September 30, 2010, and authorizes DMI and Ampio to rely on this Lock-up and Investment Letter as hereinabove described.

INVESTOR:

Date: October , 2010

Signature:

Print Name:

Tax I.D. or Social Security Number

If held jointly:

Signature:

Print Name:

Tax I.D. or Social Security Number

Name(s) in which the Shares are to be
recorded and mailing address for such
person(s) or entity:

Name(s)

Address

Tax I.D. or Social Security Number
(if Merger Stock is recorded in the name other
than that of the DMI Investor)

Type of ownership (check one):

☐	Individual	☐	Corporate
☐	Tenants in common	☐	Partnership
☐	Joint tenants with rights	☐	Trust
of survivorship
☐	Other

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